UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska             68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

7/31

Date of reporting period: 7/31/11

Item 1.  Reports to Stockholders.

Winans Long/Short Fund

Annual Report

July 31, 2011

1-866-722-1677

Distributed by Northern Lights Distributors, LLC

Member FINRA

July 31, 2011

Dear Shareholder,

The year can best be described as choppy and unpredictable, although ultimately positive for investing. For the period 8/1/2010 to 7/31/2011, the S&P 500 Index was up 19.65% and the fund was up 7.51%, an underperformance of 12.15%. Over the past two months our market indicators have turned negative which implies a more defensive or short bias currently and in the near term.

We still expect that the stock market is likely to continue to be volatile and, at best, trendless over the medium term. Our research driven trading strategies; however, should result in less volatility and greater opportunity for investors in our fund.

Once again, the S&P 500 Index has sold off in early September and is now down on the calendar year. At this time, our indicators continue to be neutral to negative.

We thank you for your confidence in us and feel that it will be rewarded in the long term.

Kenneth G. Winans

CMT, MBA

1908-NLD-9/13/2011

Winans Long/Short Fund
PORTFOLIO REVIEW
July 31, 2011 (Unaudited)

The Fund's performance figures* for the year ended July 31, 2011, compared to its benchmark:
	One Year	Inception** - July 31, 2011

Winans Long/Short Fund Class A	7.51%	-6.69%
Winans Long/Short Fund Class A - with load	N/A***	-7.98%
S&P 500 Total Return Index	19.65%	1.83%

Comparision of the Change in Value of a $10,000 Investment

*  The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.   The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  Performance figures for periods greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-866-722-1677.

** Inception date is January 22, 2008 for Class A shares.

*** In compliance with SEC guidelines, these results include maximum front end sales charges. Fund shares were sold with a maximum initial sales charge of 4.75%.  The front end sales charge was removed on July 27, 2009.

Top Holdings by Industry	% of Net Assets
Exchange Traded Funds - Equity Funds	96.3%
Short-Term Investments	4.3%
Liabilities in Excess of Other Assets	(0.6)%
	100.0%

Winans Long/Short Fund
PORTFOLIO OF INVESTMENTS
July 31, 2011
	Shares		Value
		EXCHANGE TRADED FUNDS - 96.3%
		EQUITY FUNDS - 96.3%
	24,900	iShares Russell 2000	$ 1,983,285
	16,500	SPDR Dow Jones Industrial Average ETF Trust	2,001,945
	15,500	SPDR S&P 500 ETF Trust	2,000,275
	11,600	SPDR S&P MidCap 400 ETF Trust	1,984,876
		TOTAL EQUITY FUNDS	7,970,381

		TOTAL EXCHANGE TRADED FUNDS (Cost $8,083,723)	7,970,381

		SHORT-TERM INVESTMENTS - 4.3%
		AIM STIT - Liquid Assets Portfolio, 0.02% *
	355,945	(Cost $355,945)	$ 355,945

		TOTAL INVESTMENTS - 100.6% (Cost $8,439,668) (a)	$ 8,326,326
		LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%	(52,828)
		NET ASSETS - 100.0%	$ 8,273,498

*	Money market fund; interest rate reflects seven-day effective yield on July 31, 2011.
	SPDR - Standard & Poor's Depositary Receipts
(a)

 Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is $8,451,004 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 25,922
		Unrealized depreciation:	(150,600)
		Net unrealized depreciation:	$ (124,678)

See accompanying notes to financial statements.

Winans Long/Short Fund
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2011

ASSETS
Investment securities:
At cost	$ 8,439,668
At value	$ 8,326,326
Dividends and interest receivable	1,912
TOTAL ASSETS	8,328,238

LIABILITIES
Investment advisory fees payable	12,053
Fees payable to other affiliates	12,184
Distribution (12b-1) fees payable	1,818
Accrued expenses and other liabilities	28,685
TOTAL LIABILITIES	54,740
NET ASSETS	$ 8,273,498

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 10,582,584
Accumulated net realized loss from security transactions	(2,195,744)
Net unrealized depreciation of investments	(113,342)
NET ASSETS	$ 8,273,498

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 8,273,498
Shares of beneficial interest outstanding	1,069,711
Net asset value (Net Assets ÷ Shares Outstanding), offering price and
redemption price per share	$ 7.73

See accompanying notes to financial statements.

Winans Long/Short Fund
STATEMENT OF OPERATIONS
For the Year Ended July 31, 2011

INVESTMENT INCOME
Dividends	$ 62,328
Interest	891
TOTAL INVESTMENT INCOME	63,219

EXPENSES
Investment advisory fees	159,936
Investment advisory performance fees	(27,890)
Administrative services fees	43,805
Professional fees	31,583
Distribution (12b-1) fees	26,656
Accounting services fees	26,086
Transfer agent fees	23,542
Compliance officer fees	15,222
Printing and postage expenses	9,908
Trustees' fees and expenses	5,187
Custodian fees	4,907
Registration fees	2,352
Non-12b-1 Shareholder Servicing expenses	2,000
Insurance expense	5
Other expenses	1,907
TOTAL EXPENSES	325,206

Less: Fees waived by the Advisor	(86,413)
NET EXPENSES	238,793

NET INVESTMENT LOSS	(175,574)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	1,143,202
Net change in unrealized appreciation (depreciation) of investments	(113,342)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,029,860

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 854,286

See accompanying notes to financial statements.

Winans Long/Short Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2011	July 31, 2010
FROM OPERATIONS
Net investment loss	$ (175,574)	$ (175,770)
Net realized gain (loss) from security transactions	1,143,202	(2,008,020)
Net change in unrealized appreciation (depreciation) of investments	(113,342)	(81,090)
Net increase (decrease) in net assets resulting from operations	854,286	(2,264,880)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	698,450	11,226,355
Redemption fee proceeds	-	3,106
Payments for shares redeemed	(7,521,324)	(5,617,658)
Net increase (decrease) in net assets from shares of beneficial interest	(6,822,874)	5,611,803

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,968,588)	3,346,923

NET ASSETS
Beginning of Year	14,242,086	10,895,163
End of Year *	$ 8,273,498	$ 14,242,086
* Includes accumulated net investment loss of:	$ -	$ -

SHARE ACTIVITY
Class A:
Shares Sold	89,781	1,390,730
Shares Redeemed	(999,869)	(734,495)
Net increase (decrease) in shares of beneficial interest outstanding	(910,088)	656,235

See accompanying notes to financial statements.

Winans Long/Short Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year	Year		Year	Period
	Ended	Ended		Ended	Ended
	July 31,	July 31,		July 31,	July 31,
Class A Shares	2011	2010		2009	2008(1)
Net asset value,
beginning of period	$ 7.19	$ 8.23		$ 9.66	$ 10.00

Activity from investment operations:
Net investment income (loss)(2)	(0.12)	(0.09)		0.11	0.00	(3)
Net realized and unrealized gain
(loss) on investments	0.66	(0.95)		(1.44)	(0.34)
Total from investment operations	0.54	(1.04)		(1.33)	(0.34)

Paid-In Capital from Redemption Fees	-	0.00	(3)	0.02	0.00	(3)

Less distributions from:
Net investment income	-	-		(0.12)	-
Total distributions	-	-		(0.12)	-

Net asset value, end of period	$ 7.73	$ 7.19		$ 8.23	$ 9.66

Total return (4)	7.51%	(12.64)%		(13.65)%	(3.40)%	(5)

Net assets, end of period (000s)	$ 8,273	$ 14,242		$ 10,895	$ 7,587
Ratio of gross expenses to average
net assets (6)(7)	3.05%	2.93%		2.65%	2.98%	(8)
Ratio of net expenses to average
net assets (7)	2.24%	2.35%		1.70%	1.70%	(8)
Ratio of net investment income (loss)
to average net assets (9)(7)	(1.65)%	(1.11)%		1.24%	0.06%	(8)

Portfolio Turnover Rate	809%	995%		337%	76%	(5)

(1)	Class A shares of the Winans Long/Short Fund commenced operations on January 22, 2008.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share date for the period.
(3) Amount represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees for the year ended July 31, 2009 and July 31, 2008. The front end sales load was removed on July 27, 2009.
(5) Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7)	Does not include the expenses of other investment companies in which the Fund invests.
(8) Annualized.
(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Winans Long/Short Fund

NOTES TO FINANCIAL STATEMENTS

July 31, 2011

1.

ORGANIZATION

Winans Long/Short Fund (the “Fund”), is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund offers Class A shares and seeks long-term growth of capital.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued daily at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Fund’s Board of Trustees (the “Board”) on a quarterly basis, in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet

Winans Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

 established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of July 31, 2011 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 7,970,381	$ -	$ -	7,970,381
Short-Term Investments	355,945	-	-	355,945
Total	$ 8,326,326	$ -	$ -	$ 8,326,326

The Fund did not hold any Level 3 securities during the year.

There were no significant transfers into and out of Level 1 and 2 during the current year presented.

It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities.  Dividend income is recorded on the ex-dividend date.  Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions to shareholders are recorded on ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  The Fund

Winans Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

INVESTMENT TRANSACTIONS

For the year ended July 31, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $60,345,677 and $53,405,155, respectively, for the Fund.

4.

INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund. WI Mutual Funds, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets for the first twelve months.  After the first twelve months, the Fund will pay the Advisor a management fee, which is comprised of a base fee of 1.50% adjusted upward or downward up to a maximum of 0.25% of the average daily net asset value of the Fund depending upon the performance of the Fund as compared to S&P 500 Index (dividends included) (“S&P 500”) for the preceding twelve (12) months (including the month to which the payment relates), measured at the end of that month. For each 0.08% difference between the Fund’s performance and the performance of the S&P 500 up to a maximum of 2.00%, the annual rate will be varied by 0.01% of the value of the average daily net asset value.  There is no performance based payment during the first 12 months the Adviser manages the Fund, therefore the Adviser will only be paid the 1.50% base fee. Pursuant to a sub-advisory agreement, the Advisor pays Winans International, Inc. a sub-advisory fee, computed and accrued daily and paid monthly.  For the

Winans Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

 year ended July 31, 2011, the Advisor earned the following in investment advisory fees:

Gross Advisory Fee	Performance Fee Adjustment	Net Advisory Fee
$159,936	$(27,890)	$132,046

Pursuant to a written contract (the “Waiver Agreement”) effective October 30, 2009, the Advisor has agreed, at least until November 30, 2011, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 2.50% per annum of the Fund’s average daily net assets. During the year ended July 31, 2011, the Advisor waived fees in the amount of $86,413.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 2.50% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 2.50% of average daily net assets. If the Operating Expenses subsequently exceed 2.50% per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.  As of July 31, 2011 the Advisor has $57,671 waived/reimbursed expenses that may be recovered no later than July 31, 2013 and $86,413 by July 31, 2014. During the year ended July 31, 2011, the Advisor did not recapture any fees previously waived/reimbursed.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.  The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares.   The Distributor is an affiliate of GFS.

Effective July 1, 2011, with the approval of the Board, the Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund also pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund

Winans Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

 accounting, transfer agency and custody administration services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 per annum or

-

10 basis points or 0.10% per annum on the first $100 million in net assets

-

8 basis points or 0.08% per annum on the next $150 million in net assets

-

6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. A portion of the amount paid by the Fund during the year ended July 31, 2011, was accrued for in a prior year. The Fund pays GFS a base annual fee of $27,000 and an additional $6,000, for each class above one, plus a basis point fee in decreasing amounts as fund assets reach certain breakpoints, as follows:

-

2 basis points or 0.02% on net assets of $25 million to $100 million

-

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The fees are billed monthly as follows:

The greater of the annual minimum or per account charges.   The annual minimum is $18,000 per class. The per account charge is $16.00 for open accounts and $2.00 for closed accounts.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended July 31, 2011, the Fund incurred expenses of $15,222 for compliance services pursuant to the Trust’s Agreement with NLCS.   Such fees are included in the line item marked “Compliance officer fees” on the Statement of Operations in this shareholder report.

GemCom, LLC (“GemCom”)

GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.   For the year ended July 31, 2011, GemCom collected amounts totaling $5,651, for EDGAR and printing services performed.   Such fees are included in the line item marked “Printing and postage expenses” on the Statement of Operations in this shareholder report.

Winans Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

5.   TAX COMPONENTS OF CAPITAL

As of July 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized depreciation and accumulated net realized loss from security transactions are primarily attributable to the tax deferral of losses on wash sales.

At July 31, 2011, the Fund had a capital loss carry forward of $2,184,408 for federal income tax purposes available to offset future capital gains through the following expiration dates:

Permanent book and tax differences, primarily attributable to net operating loss, resulted in reclassifications for the period ended July 31, 2011 as follows: a decrease in paid-in capital of $175,574 and a decrease in accumulated net investment loss of $175,574.

6. NEW ACCOUNTING PRONOUNCEMENTS & TAX LEGISLATION

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending July 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood

Winans Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

 that all of a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be included in the July 31, 2012 annual report.

7. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Winans Long/Short Fund

We have audited the accompanying statement of assets and liabilities of Winans Long/Short Fund, a series of shares of beneficial interest of the Northern Lights Fund Trust, including the portfolio of investments, as of July 31, 2011, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period January 22, 2008 (commencement of operations) through July 31, 2008.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 31, 2011 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Winans Long/Short Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the three-year period then ended and for the period January 22, 2008 through July 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

                                                                                                                        BBD, LLP

Philadelphia, Pennsylvania

September 27, 2011

Winans Long/Short Fund

EXPENSE EXAMPLES

July 31, 2011 (Unaudited)

As a shareholder of the Winans Long/Short Fund, you incur ongoing cost, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Winans Long/Short Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2011 through July 31, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Winans Long/Short Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Winans Long/Short Fund	Beginning Account Value 2/1/11	Ending Account Value 7/31/11	Expenses Paid During Period* 2/1/11 – 7/31/11	Expense Ratio During Period** 2/1/11 – 7/31/11
Actual	$1,000.00	$1,002.60	$12.41	2.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.40	$12.47	2.50%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**Annualized.

Winans Long/Short Fund

SUPPLEMENTAL INFORMATION

July 31, 2011 (Unaudited)

FACTORS CONSIDERED BY INDEPENDENT TRUSTEES APPROVING THE ADVISORY AGREEMENT

At the Board Meeting held on August 5, 2009 (the “Meeting”), the Trustees, including the Independent Trustees, evaluated the impact on the Fund of Capital Group's resignation as investment adviser and the changes to the Fund's investment objective, strategies and load structure proposed by WI Mutual Funds, LLC (“WI Mutual Funds”).  In evaluating the impact on the Fund, the Board, including the Independent Trustees, requested and reviewed materials furnished by WI Mutual Funds and Winans International, Inc. (“Winans”), and discussed the Interim Agreement, Advisory Agreement and Sub-Advisory Agreement (collectively "Advisory Agreements").

The President of the Trust stated that given the impending resignation of Capital Group, the investment adviser for the Fund, the Board should consider the approval of an interim investment advisory agreement between the Trust, on behalf of the Fund, and Winans, and should further consider the Fund’s final investment advisory and sub-advisory agreements between the Trust and WI Mutual Funds, and WI Mutual Funds and Winans, respectively.  The Trustees noted that the terms of the Interim Agreement are substantially identical to the terms of the investment advisory agreement between Capital Group and the Trust.  It was further noted that WI Mutual Funds, a newly formed investment adviser, is being proposed as the new investment adviser for the Fund and Winans will act as the Fund’s sub-adviser following the termination of the Interim Agreement if the Advisory and Sub-Advisory Agreements are approved by shareholders. The Board noted that WI Mutual Funds is under common control with Winans.  The Board further noted that it had approved a name change for the Fund to the Winans Equity Long/Short Fund and had approved changes to the Fund's investment objective, policies and restrictions, subject to 60 days advance notice to shareholders.

The Board reviewed with its counsel its duties with respect to the approval of investment advisory agreements.  The Board took note of the factors that it must consider, including, but not limited to, the following: the nature, extent and quality of the services provided by the investment adviser to the fund; the investment performance of the fund and the investment adviser; the costs of the services to be provided to the fund; the extent to which economies of scale to the benefit of shareholders and the profits to be realized by the adviser and its affiliated from the relationship with the fund.

Nature, Extent and Quality of Services.  The Board noted that Winans and WI Mutual Funds previously had provided the Trustees with materials related to the Agreements for the Fund, including information on the firms' investment performance with its existing clients and through investment models.  The Board reviewed the financial statements of Winans and WI Mutual Funds and concluded that each adviser was sufficiently capitalized to meet its obligations to the Fund.  Representatives from the Adviser and Sub-Adviser then made a presentation regarding the investment objective and strategies of the Fund.

It was noted that the investment objective of the Fund will be total return and that Winans and WI Mutual Funds would implement a top-down market momentum long/short investment strategy that combines purchases and short sales of primarily ETFs.  The Board was informed that Winans was started in 1992 and currently manages approximately $100 million in equity and fixed income assets for 130 clients.  The Board was provided details regarding the investment experience of the Fund’s proposed portfolio managers.  The Board then received information regarding Winans' and WI Mutual Funds' investment philosophy for the Fund, including the portfolio managers' use of economic trends and security price momentum.

With respect to the presentations that were given by the personnel of Winans regarding the Fund, the Trustees discussed the extent of Winans' and WI Mutual Fund's research capabilities and the experience of its fund management personnel.  The Trustees concluded that Winans and WI Mutual Funds have the ability to provide a level of service consistent with the Board’s expectations.

Winans Long/Short Fund

SUPPLEMENTAL INFORMATION (Continued)

July 31, 2011 (Unaudited)

Performance.  Because Winans had not yet assumed advisory control of the Fund, the Trustees could not consider the investment performance of the Fund.  The Board noted that WI Mutual Funds will act as the adviser to the Fund and Winans will continue to manage the Fund as the sub-adviser after the effective date of the proposed Advisory and Sub-Advisory Agreements.  The Board, including the Independent Trustees, considered Winans’ past performance with its existing accounts, as well as other factors relating to Winans’ track record.  The Board concluded that Winans' past performance was acceptable.

Fees and Expenses.  The Board noted that the Winans and WI Mutual Funds would charge performance based annual advisory and sub-advisory fees on the average net assets of the Fund.  Additionally, the Board noted that the Adviser would agreed to cap expenses and reimburse fees in excess of 2.50% of the average daily net assets of the Fund.  The Trustees discussed the fact that the increase in advisory fee was warranted because of the different investment style and that the expense cap, although higher due primarily to the increased advisory fee, was not unduly burdensome on shareholders.  The Board then discussed the comparison of management fees and total operating expense data.  The Trustees reviewed information regarding fees and expenses of comparable funds and concluded that Winans and WI Mutual Fund's proposed advisory fees and the Fund's resulting overall expense ratio were acceptable in light of the quality of the services the Fund expected to receive from Winans and WI Mutual Funds, and the level of fees paid by funds in the peer group reviewed by the Board.

 Economies of Scale.  The Board, including the Independent Trustees, considered whether there will be economies of scale with respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that based on the anticipated size of the Fund for the initial two years of the Advisory Agreement, economies of scale was not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, next considered the anticipated profits to be realized by the advisers in connection with the operation of the Fund and whether the amount of profits are fair entrepreneurial profits for the management of the Fund.  The Board also considered the profits to be realized by the advisers from other activities related to the Fund.  The Trustees concluded that because of the Fund's expense limitation agreement and the expected asset levels, they were satisfied that each adviser’s level of profitability from its relationship with the Fund would not be excessive.

The Board then met in executive session to discuss the prospective Adviser and Sub-Adviser and proposed Advisory Agreements.  Thereafter, the meeting resumed.

 Conclusion.  Having requested and received such information from the advisers as the Board believed to be reasonably necessary to evaluate the terms of the proposed Agreements, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the proposed Agreements were fair and reasonable and that approval of the Agreements was in the best interests of the Trust and the shareholders of the Fund.

Winans Long/Short Fund

SUPPLEMENTAL INFORMATION (Continued)

July 31, 2011 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

                                                                                                                                    Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
L. Merill Bryan (1944)	Trustee Since 2005	Retired. Formerly held various positions, including Senior Vice President and Chief Information Officer of Union Pacific Corporation (a transportation company) (1966-2005).	94	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Anthony J. Hertl (1950)	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	94

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund

Gary W. Lanzen (1954)	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	94	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor (1964)	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	94	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

                                                                                                                                    Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** (1952)	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	94	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	President Since2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 (1976)	Secretary Since 2011

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Brian Nielsen (1972)	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley (1958)	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 (1968)	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 (1977)	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 (1972)	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-722-1677.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Page 2

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent period ended July 31 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-722-1677 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-722-1677.

INVESTMENT ADVISOR

WI Mutual Funds, LLC

330 Ignacio Boulevard

Suite 203

Novato, CA  94949

INVESTMENT SUB-ADVISOR

Winans International, Inc.

330 Ignacio Boulevard

Suite 203

Novato, CA  94949

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $ 14,000

2010 - $ 14,000

2009 - $ 14,000

(b)

Audit-Related Fees

2011 - None

2010 - None

2009 - None

(c)

Tax Fees

2011 – $  2,500

2010 – $  2,500

2009 – $  2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 - None

2010 - None

2009 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

 2010

     2009

Audit-Related Fees:

0.00%

 0.00%

    0.00%

Tax Fees:

0.00%

 0.00%

    0.00%

All Other Fees:

0.00%

 0.00%

    0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2011 - $ 2,500

2010 - $ 2,500

2009 - $ 2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

10/11/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

10/11/11

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

10/11/11